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                                                                    Exhibit 10.4



                                 May 19, 2000



NMT Medical, Inc.
27 Wormwood Street
Boston, MA 02210

     Re:  Waiver of Compliance with Certain Covenants
          -------------------------------------------

Ladies and Gentlemen:

     Reference is made to (i) that certain Credit Agreement, dated as of September 13, 1999, as amended (the "Credit Agreement"), by and among NMT Medical, Inc. ("NMT") and its domestic subsidiaries (together with NMT, the "Borrowers") and Brown Brothers Harriman & Co. (the "Lender") and (ii) that certain letter agreement regarding the post-closing delivery of certain documentation and the satisfaction of certain conditions, dated September 13, 1999 (the "Letter Agreement"). Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Credit Agreement.

     The Borrowers have delivered to the Lender in connection herewith calculations regarding compliance with the financial covenants set forth in
Section 6.09 of the Credit Agreement for the first quarter of 2000 (the "Calculations"). Based on the Calculations, the Borrowers were not in compliance with the financial covenants set forth in Sections 6.09(a), (b) and
(d) of the Credit Agreement. The Lender hereby waives the Borrowers' compliance with the financial covenants set forth in the Credit Agreement, but only to the extent of the deviations from the relevant financial covenants set forth in the Calculations and the Borrowers' failure to comply with such covenants for the first quarter of 2000.

     In addition, as of the date hereof, the Borrowers have not delivered the pledge of the stock of Image Technology Corp. (together with related stock powers executed in blank), which items are required to be delivered to the
Lender on or before May 31, 2000 in accordance with the terms of the Letter Agreement, as modified by that certain Waiver and Consent Agreement, dated as of March 20, 2000 (the "Waiver and Consent"), by and among the Lender, Whitney Subordinated Debt Fund, L.P. ("Whitney"), J.H. Whitney & Co. ("JHW") and the Borrowers. The Lender hereby agrees to extend the date of delivery for the remaining documentation under the Letter Agreement to on or before July 31,
2000. The Borrowers acknowledge and agree that if all of the documentation required to be delivered under the Letter Agreement and all of the conditions required to be satisfied as set forth therein are not so delivered and satisfied on or before July 31, 2000, it shall constitute an immediate Event of Default under the Credit Agreement.
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     This waiver applies only with respect to the Borrowers' non-compliance with the provisions of the Credit Agreement described herein, and nothing contained herein or in any other communication between any Borrower and the Lender shall constitute a consent to any other deviation from the terms of the Credit Agreement. Nothing contained in this waiver shall be deemed to modify or amend the Credit Agreement, which remains in full force and effect, or constitute a course of dealing among the Borrowers and the Lender.

     By their acknowledgment in the spaces provided below, (i) the Borrowers hereby confirm to the Lender that the representations and warranties of the Borrowers set forth in Article III of the Credit Agreement are true and correct as of the date hereof as if set forth herein in full, except to the extent that such representations and warranties are no longer true and correct as a result solely of the consummation of the Sale Transactions (as defined in the Waiver and Consent), and (ii) the Borrowers hereby certify that, after giving effect to this waiver, no Default exists under the Credit Agreement.

     This waiver is conditioned upon, and shall be effective only contemporaneous with, the granting and effectiveness of a waiver by Whitney under that certain Subordinated Note and Stock Purchase Agreement, dated as of July 8, 1998, by and among NMT, Whitney and, for limited purposes, JHW, as amended (the "Whitney Agreement"), with respect to NMT's failure to comply with the financial covenants set forth in Sections 9.8(a), (b) and (d) of the Whitney Agreement.

                  [Remainder of Page Intentionally Left Blank]

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                                    Very truly yours,

                                    BROWN BROTHERS HARRIMAN & CO.


                                    By: /s/ Louise A. Coughlan
                                       ----------------------------
                                       Name: Louise A. Coughlan
                                       Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

NMT MEDICAL, INC.


By: /s/ William J. Knight
   ----------------------
    Name: William J. Knight
    Title: Vice President-Finance and
           Administration and Chief
           Financial Officer


NMT HEART, INC.


By: /s/ William J. Knight
    ---------------------
    Name: William J. Knight
    Title: Treasurer and Secretary


NMT INVESTMENTS CORP.


By: /s/ William J. Knight
    ---------------------
    Name: William J. Knight
    Title: Treasurer and Clerk


NMT NEUROSCIENCES
(INTERNATIONAL), INC.


By: /s/ William J. Knight
    ---------------------
    Name: William J. Knight
    Title: Treasurer and Secretary

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

NMT NEUROSCIENCES (US), INC.


By: /s/ William J. Knight
    ---------------------
    Name: William J. Knight
    Title: Treasurer and Secretary


NMT NEUROSCIENCES (IP), INC.


By: /s/ William J. Knight
    ---------------------
    Name: William J. Knight
    Title: Treasurer and Secretary


NMT NEUROSCIENCES
INNOVASIVE SYSTEMS, INC.


By: /s/ William J. Knight
    ---------------------
    Name: William J. Knight
    Title: Treasurer and Secretary

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